Exhibit 1O(i)


                            DOMINION RESOURCES, INC.
                 ADDITIONAL RETIREMENT CREDITED YEARS OF SERVICE


                                                             Additional Credited
Executive                              Age                     Years of Service
---------                              ---                     ----------------

Thomas N. Chewning and                 55                            25
Thomas F. Farrell, II                  60                            30

Edgar M. Roach, Jr.                    50                            15
                                       55                            20
                                       60                            30

James F. Stutts                        65                            20

G. Scott Hetzer                        62.5                          30

Norman B.M. Askew                      60                            30